Exhibit 99.1
Caris Life Sciences Announces Preliminary Fourth Quarter and Full Year 2025 Results
Full year revenue growth of approximately 94% driven by strong performance in molecular profiling services
IRVING, Texas, January 12, 2026— Caris Life Sciences, Inc. (NASDAQ: CAI), a leading, patient-centric, next-generation AI TechBio company and precision medicine pioneer, today announced preliminary, unaudited financial results for the fourth quarter and full year ended December 31, 2025.
Fourth quarter 2025 preliminary unaudited financial results
For the three-month period ended December 31, 2025, as compared to the same period of 2024:
•Total revenue of approximately $281 million, an increase of approximately 116%.
•Consisting of approximately $270 million of Molecular Profiling services revenue (including approximately $81 million of prior period true-ups) and approximately $11 million of Pharma research and developmental services revenue.
•Completed approximately 52,700 clinical therapy selection cases, an increase of approximately 20% and consisting of approximately 44,150 MI Profile cases and approximately 8,550 Caris Assure cases.
Full year 2025 preliminary unaudited financial results
For the twelve-month period ended December 31, 2025, as compared to the same period of 2024:
•Total revenue of approximately $800 million, an increase of approximately 94%.
•Consisting of approximately $755 million of Molecular Profiling services revenue (including approximately $33 million of prior year true-ups) and approximately $45 million of Pharma research and developmental services revenue.
•Completed approximately 199,300 clinical therapy selection cases, an increase of 22% and consisting of approximately 170,300 MI Profile cases and approximately 29,000 Caris Assure cases.
Preliminary unaudited cash, cash equivalents, restricted cash and marketable securities were approximately $802 million as of December 31, 2025, a net increase of approximately $43 million from September 30, 2025.
“2025 was a breakthrough year for Caris as we became a public company and demonstrated the scale and impact of our comprehensive molecular profiling platform,” said David D. Halbert, Founder, Chairman and CEO of Caris Life Sciences. “We continue to be focused on expanding clinical adoption, advancing a differentiated pipeline, and building the foundation for what we believe will be a new standard in precision medicine.”
This announcement comes ahead of the Company’s 1:30 Pacific time presentation today at the 44th Annual J.P. Morgan Healthcare Conference, which will include these results as well as additional business updates. Accompanying materials for this presentation will be posted, and live and replay webcasts will be available on our investor relations website at https://investor.carislifesciences.com.
Caris Life Sciences has not completed preparation of its financial statements for the fourth quarter or full year of 2025. The revenue, case volumes, and cash, cash equivalents, restricted cash and marketable securities presented in this release for the fourth quarter and the year ended December

31, 2025, are preliminary and unaudited and are thus inherently uncertain and subject to change as we complete the review and preparation of our financial results. The company is in the process of completing its customary year-end close and review procedures as of and for the year ended December 31, 2025, and there can be no assurance that final results for this period will not differ from these estimates. During the preparation of Caris Life Sciences’ consolidated financial statements and related notes as of and for the year ended December 31, 2025, the company’s independent registered public accountants may identify items that could cause final reported results to be materially different from the preliminary financial estimates presented herein.
Caris Life Sciences plans to report its complete fourth quarter and full year 2025 financial results during its earnings call in late February 2026.
About Caris Life Sciences
Caris Life Sciences® (Caris) is a leading, patient-centric, next-generation AI TechBio company and precision medicine pioneer that is actively developing and commercializing innovative solutions to transform healthcare. Through comprehensive molecular profiling (Whole Exome and Whole Transcriptome Sequencing) and the application of advanced AI and machine learning algorithms at scale, Caris has created the large-scale, multimodal clinico-genomic database and computing capability needed to analyze and further unravel the molecular complexity of disease. This convergence of next-generation sequencing, AI and machine learning technologies, and high-performance computing provides a differentiated platform to develop the latest generation of advanced precision medicine diagnostic solutions for early detection, diagnosis, monitoring, therapy selection and drug development.
Caris was founded with a vision to realize the potential of precision medicine in order to improve the human condition. Headquartered in Irving, Texas Caris has offices in Phoenix, New York, Cambridge (MA), Tokyo, Japan and Basel, Switzerland. Caris or its distributor partners provide services in the U.S. and other international markets.
We intend to use the investor page of our website, https://investor.carislifesciences.com, as a distribution channel of material information about the Company and for complying with our disclosure obligations under Regulation FD. The information we post on our investor webpage may be deemed material. Accordingly, investors should subscribe to our investor alerts, in addition to following our press releases, SEC filings, public conference calls and webcasts.
Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical facts contained in this press release are forward-looking statements, including statements regarding our business, solutions, plans, objectives, goals, industry trends, financial outlook and guidance. In some cases forward-looking statements can be identified by words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “potential,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or similar expressions.
You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in these forward-looking statements are reasonable based on information currently available to us, we cannot guarantee that the future results, discoveries, levels of activity, performance or events and circumstances reflected in forward-looking statements will be achieved or occur. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond our control. Risks and uncertainties that could cause our actual results to differ materially from those indicated or implied by the forward-looking statements in this press release include, among other things: developments in the precision medicine industry; our future financial performance, results of operations or other operational results or metrics; development, validation, timing and performance of future solutions by us and our competitors; commercial market acceptance for our solutions and our ability to meet resulting demand; the rapidly evolving competitive environment in which we operate; third-party payer reimbursement and coverage decisions related to our solutions; our ability to protect and enhance our intellectual property; regulatory requirements, decisions or approvals (including the timing and conditions thereof) related to our solutions; reliance on third-party suppliers; our compliance with laws and regulations; the outcome of government investigations and litigation; risks related to our substantial indebtedness; and our ability to hire and retain key personnel as well as risks, uncertainties, and other factors described in the section titled “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q filed on November 5, 2025, and in our other filings we make with the SEC from time to time. We undertake no obligation to update any forward-looking statements to reflect changes in events, circumstances or our beliefs after the date of this press release, except as required by law.
Caris Life Sciences Media:
Corporate Communications
CorpComm@CarisLS.com
214.294.5606
Investor Relations:
IR@CarisLS.com
917.689.3511